                         ANNUAL REPORT / OCTOBER 31 1999

                         AIM LARGE CAP BASIC VALUE FUND

                                 [COVER IMAGE]

                            [AIM LOGO APPEARS HERE]

                                 [COVER IMAGE]

                     -------------------------------------

                  STILL LIFE WITH CURTAIN AND FLOWERED PITCHER

                                BY PAUL CEZANNE

          THE FRENCH PAINTER CEZANNE FOUND BEAUTY IN EVERYDAY OBJECTS

          WITHOUT HAVING TO REMAKE THEM. HE PAINTED WHAT HE SAW--WHAT

       EVERYONE SEES--AND HIS WORK MADE THE ORDINARY SEEM EXTRAORDINARY.

              IN A SIMILAR FASHION, AIM LARGE CAP BASIC VALUE FUND

         BELIEVES THAT VALUE CAN BE FOUND IN LARGE, FAMILIAR COMPANIES.

                     -------------------------------------

AIM Large Cap Basic Value Fund seeks long-term growth of capital, with current income as a secondary objective, by investing in the equity securities of large-capitalization companies.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Large Cap Basic Value Fund's performance figures are historical, and they reflect changes in net asset value and the reinvestment of distributions.
o Had the advisor not absorbed fund expenses during the reporting period, returns would have been lower.
o When sales charges are included in performance figures, share performance reflects the maximum 5.50% sales charge.
o The fund's cumulative total return since inception through 9/30/99 (the most recent calendar quarter-end) was -10.50%, excluding sales charges.
o Because the fund's shares have been offered for less than a year, the return provided is the cumulative total return that has not been annualized.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price/book ratios and lower forecasted growth values.
o The unmanaged Standard & Poor's Composite Index of 500 Stocks (S&P 500) is a group of securities widely regarded by investors to represent the stock market in general.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges.

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NEITHER INSURED NOR
      GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                  YOUR MONEY.

   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.


                         AIM LARGE CAP BASIC VALUE FUND

                        ANNUAL REPORT / CHAIRMAN'S LETTER


                    Dear Fellow Shareholder:

                    The fiscal year discussed in this report reconfirmed our
  [PHOTO OF         faith in two long-established principles of investing:
  Charles T.        portfolio diversification and long-term thinking. We could
    Bauer,          title this report "What a Difference a Year Makes."
 Chairman of             An investor surveying conditions when the fiscal year
the Board of        opened on October 31, 1998, saw a market dominated by
  THE FUND          large-capitalization stocks and high-quality bonds,
APPEARS HERE]       especially U.S. Treasuries. Ten months into 1998, two
                    well-known indexes of large-capitalization U.S. company stocks, the S&P 500 and the Dow Jones Industrial Average, were up by double digits, but the smaller-company stocks in the Russell 2000 had lost 12.80%. Overseas, many markets were languishing, especially in Asia, where many financial difficulties originated in 1997.
                         In bond markets also, name-brand quality was the place
                    to be. The Lehman Corporate/Government Bond Index, which
follows intermediate and long-term government and investment-grade debt, was up 8.56%, while the Lehman High Yield Index, which tracks riskier "junk bonds," had dropped 2.30%.
    It would be easy for an investor to conclude that blue chips, whether equity or fixed-income, were the only place to be. That investor, of course, would be wrong.

MARKETS TURN
While large-capitalization stocks continue to do very well, during 1999 markets broadened considerably, with many investment sectors performing a complete turnaround. Year to date by October 31, 1999, the small-cap stocks in the Russell 2000 were back in positive territory, and the many Asian markets had staged a comeback. The same holds true for bonds. The higher-quality Lehman index is down 1.49% year to date through October 31, 1999, while high-yield bonds have moved into positive returns.
    The point, at the risk of sounding repetitive to those of you who have invested with us for a long time, is that this is why diversification is a fundamental investing principle. Market sectors and asset classes go in and out of favor, but over the long run--and the long run is several years--the markets' overall trend has been upward. Selecting an asset class or a market sector on the basis of a short-term snapshot of conditions is usually unwise, as is concentrating your portfolio in one asset class. Staying fully invested in a diversified portfolio remains a compelling strategy and one of your best prospects for long-term gain.

LOOKING AHEAD
As we look about at the close of this fiscal year, we are encouraged by signs of economic health in Europe and Asia, not to mention the prolonged U.S. economic expansion. However, we are aware of how easily an investor could have been misled by conditions just 12 months ago. For our shareholders, we therefore reiterate our commitment to investing through a financial advisor. In addition to helping you select investments appropriate to your time horizon and risk tolerance, a financial advisor can keep you informed about how changing market conditions affect you and your portfolio and can help assure that when you do alter your investments, there's a logical reason for doing so. AIM believes every investor should be guided by a financial professional.

FUND MANAGERS COMMENT
In the pages that follow, your fund's portfolio managers discuss how they managed your fund during the year ended October 31, 1999, how the markets behaved and what they foresee for the near future. We trust you will find their discussion informative. If you have any questions or comments, we invite you to contact us, either at our Web site, aimfunds.com, or through our Client Services department at 800-959-4246. Information about your account is also available through our automated AIM Investor Line, 800-246-5463.
    Thank you for your continued participation in The AIM Family of Funds --Registered Trademark--.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman, A I M Advisors, Inc.

                     -------------------------------------

                                 STAYING FULLY

                           INVESTED IN A DIVERSIFIED

                    PORTFOLIO REMAINS A COMPELLING STRATEGY

                       AND ONE OF YOUR BEST PROSPECTS FOR

                                LONG-TERM GAIN.

                     -------------------------------------

                         AIM LARGE CAP BASIC VALUE FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW


FUND PURSUES CLASSIC VALUE STRATEGY

THE FUND WAS IN EXISTENCE FOR ONLY A FEW MONTHS WHEN THE REPORTING PERIOD ENDED. HOW DID IT PERFORM?
The fund debuted during a difficult period in the markets. The third quarter of 1999 was punctuated by a modest correction in most domestic indexes. From the fund's inception on June 30, 1999, through the end of the reporting period on October 31, 1999, its return was -6.00%. Its benchmarks, the Russell 1000 Value Index and the S&P 500, returned -4.61% and -0.31% respectively for the same period. The fund's net assets on October 31, 1999, were approximately $1.15 million.

WHAT IS THE FUND'S INVESTMENT STRATEGY?
The fund is managed primarily for long-term growth of capital, and secondarily for current income. The portfolio can be divided into two components:

o Value holdings--classic value stocks selling at a significant discount to their intrinsic value (as described in the sidebar).
o Core stocks--large companies with proven track records, attractive business models and positive long-term outlooks.

The mix of these two components will vary as valuations and opportunities change. The fund will look for stocks selling at significant discounts to their intrinsic values.

A firm's intrinsic value, based on future earnings and cash flows, is independent of the stock market. Intrinsic (or fair) value is the cornerstone of our investment discipline, which is to buy good companies at great prices.

HOW WAS THE FUND POSITIONED AT THE CLOSE OF THE REPORTING PERIOD?
Energy and health-care stocks were prominent in the portfolio, as our list of Top 10 Industries shows. The environment in both areas was hospitable to our value strategy.

WHAT MADE ENERGY STOCKS ATTRACTIVE VALUE INVESTMENTS?
Early in 1999, the price of oil touched $10 following a decline in Asian demand and an increase in global production. In our opinion, the oil price had overreacted to a

                     -------------------------------------

                          THE FUND WILL LOOK FOR STOCKS

                            WHOSE PRICES ARE TRADING

                          BELOW THEIR INTRINSIC VALUE.

                     -------------------------------------

PORTFOLIO COMPOSITION

As of 10/31/99, based on total net assets

=======================================================================================================================
TOP 10 HOLDINGS                                                  TOP 10 INDUSTRIES
-----------------------------------------------------------------------------------------------------------------------
  1. Citigroup Inc.                                    3.76%       1. Financial (Diversified)                     9.45%
  2. UnitedHealth Group                                3.14        2. Computers (Software and Services)           7.13
  3. Computer Associates International, Inc.           2.94        3. Electric Companies                          6.86
  4. Bank of America Corp.                             2.79        4. Oil and Gas (Drilling and Equipment)        6.00
  5. Koninklijke (Royal) Philips Electronics N.V.-ADR  2.70        5. Telephone                                   4.46
  6. MGIC Investment Corp.                             2.59        6. Health Care (Hospital Management)           3.44
  7. International Business Machines Corp.             2.56        7. Health Care (Managed Care)                  3.14
  8. Akamai Technologies, Inc.                         2.52        8. Insurance (Property and Casualty)           2.96
  9. Mobil Corp.                                       2.51        9. Banks (Money Center)                        2.79
 10. Atlantic Richfield Co.                            2.42       10. Electrical Equipment                        2.70

The fund's portfolio is subject to change, and there is no assurance that the fund will continue to hold any particular security.
=======================================================================================================================

          See important fund and index disclosures inside front cover.

                         AIM LARGE CAP BASIC VALUE FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW


relatively minor supply/demand imbalance, and the same overreaction in oil-services stocks created an exciting opportunity for the fund. In the last few months, the price of oil has rebounded to about $25, which should compel oil companies to increase drilling. Our investment in drilling companies has centered on this very chain of events, and the fact that the stocks were selling below their intrinsic values.
    During the reporting period, most of our energy investments outperformed the market, including Atlantic-Richfield, Diamond Offshore and Transocean.

WHAT WAS THE MARKET LIKE FOR HEALTH-CARE STOCKS?
Our health-care investments are concentrated in health-care services companies such as hospitals, HMOs and nursing homes. This sector is out of favor with investors since the Balanced Budget Amendment (the BBA) drastically changed the way these providers are reimbursed for Medicare services. While the BBA has permanently reduced these companies' earnings power, we are emerging from the transition, and the stocks' prices do not reflect these businesses' inherent values or improving prospects.

WHAT ARE SOME OF THE FUND'S TOP HOLDINGS?
Some of our largest holdings included Citigroup, UnitedHealth Group, Bank of America and MGIC Investment Corporation. Citigroup, the world's largest financial-services company, has brand names like Citicorp, Travelers, Primerica and Salomon Smith Barney. UnitedHealth Group manages a variety of health-care plans, including HMOs, PPOs, Medicare and Medicaid, in all 50 states. Bank of America, with more than 11,000 branches in 47 states and 40 other countries, is the country's only coast-to-coast bank. MGIC insures mortgages for people who can afford monthly payments but not the large down payment required by lenders.

WHAT IS YOUR MARKET OUTLOOK?
Our outlook for the market and the economy is positive. The United States is experiencing one of the longest expansion periods in its history. The U.S. economy remains strong, inflation is low and the country is enjoying a budget surplus. This is a favorable climate for stocks.
    We're excited about AIM Large Cap Basic Value Fund, because we believe we can continue to find value in the marketplace, and the portfolio's current appreciation potential is attractive.

WHAT IS VALUE INVESTING?
Value investing was developed by Benjamin Graham and David Dodd in the 1930s around a basic notion: buy low and sell high. Graham and Dodd believed that investors often overreact to short-term negative events. So they suggested buying stocks in companies that, for some short-term reason or market event, are oversold, overlooked or unappreciated. They believed that over time, the market would recognize the true value of such companies, causing their stock prices to appreciate. For AIM Large Cap Basic Value Fund, low prices serve as a starting point for researching attractive companies with proven track records. We compare a company's stock price to its calculated intrinsic value and then rank the stock based on its appreciation potential. We follow four rules for our value investment discipline:

1.   Focus on companies, not industries, sectors or countries.

2.   Buy stocks selling at a substantial discount to their intrinsic value.

3. Concentrate the portfolio in companies with attractive business models and long-term growth rates.

4.   Maintain a strong sell discipline.



          See important fund and index disclosures inside front cover.

                         AIM LARGE CAP BASIC VALUE FUND

SCHEDULE OF INVESTMENTS

October 31, 1999

                                                     MARKET
                                         SHARES      VALUE
COMMON STOCKS & OTHER EQUITY
  INTERESTS-90.30%

AUTOMOBILES-1.43%

Ford Motor Co.                               300   $   16,462
-------------------------------------------------------------

BANKS (MAJOR REGIONAL)-1.89%

Fleet Boston Corp.                           500       21,812
-------------------------------------------------------------

BANKS (MONEY CENTER)-2.79%

Bank of America Corp.                        500       32,187
-------------------------------------------------------------

COMPUTERS (HARDWARE)-2.56%

International Business Machines Corp.        300       29,512
-------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES)-7.13%

Akamai Technologies, Inc.(a)                 200       29,038
-------------------------------------------------------------
BMC Software, Inc.(a)                        300       19,256
-------------------------------------------------------------
Computer Associates International, Inc.      600       33,900
-------------------------------------------------------------
                                                       82,194
-------------------------------------------------------------

DISTRIBUTORS (FOOD & HEALTH)-1.74%

McKesson HBOC, Inc.                        1,000       20,063
-------------------------------------------------------------

ELECTRIC COMPANIES-6.86%

Central and South West Corp.                 800       17,750
-------------------------------------------------------------
Illinova Corp.                               500       15,906
-------------------------------------------------------------
Niagara Mohawk Holdings, Inc.(a)           1,400       22,225
-------------------------------------------------------------
Texas Utilities Co.                          600       23,250
-------------------------------------------------------------
                                                       79,131
-------------------------------------------------------------

ELECTRICAL EQUIPMENT-2.70%

Koninklijke (Royal) Phillips
  Electronics N.V.-ADR (Netherlands)         300       31,181
-------------------------------------------------------------

ENGINEERING & CONSTRUCTION-0.79%

McDermott International, Inc.                500        9,063
-------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-9.45%

Associates First Capital Corp.-Class A       400       14,600
-------------------------------------------------------------
Citigroup Inc.                               800       43,300
-------------------------------------------------------------
Fannie Mae                                   300       21,225
-------------------------------------------------------------
MGIC Investment Corp.                        500       29,875
-------------------------------------------------------------
                                                      109,000
-------------------------------------------------------------

HEALTH CARE (DRUGS-MAJOR
  PHARMACEUTICALS)-1.40%

Pharmacia & Upjohn, Inc.                     300       16,181
-------------------------------------------------------------

HEALTH CARE (HOSPITAL MANAGEMENT)-3.44%

Columbia/HCA Healthcare Corp.                800       19,300
-------------------------------------------------------------
Health Management Associates,
  Inc.-Class A(a)                          2,300       20,413
-------------------------------------------------------------
                                                       39,713
-------------------------------------------------------------

                                                     MARKET
                                         SHARES      VALUE
HEALTH CARE (LONG TERM CARE)-0.96%

Manor Care, Inc.(a)                          700   $   11,025
-------------------------------------------------------------

HEALTH CARE (MANAGED CARE)-3.14%

United Healthcare Corp.                      700       36,181
-------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-1.60%

Beckman Coulter, Inc.                        400       18,400
-------------------------------------------------------------

INSURANCE (LIFE/HEALTH)-0.86%

UnumProvident Corp.                          300        9,881
-------------------------------------------------------------

INSURANCE (MULTI-LINE)-1.12%

American International Group, Inc.           125       12,867
-------------------------------------------------------------

INSURANCE (PROPERTY-CASUALTY)-2.96%

Travelers Property Casualty Corp.-Class A
                                             500       18,000
-------------------------------------------------------------
XL Capital Ltd.-Class A                      300       16,106
-------------------------------------------------------------
                                                       34,106
-------------------------------------------------------------

INVESTMENT MANAGEMENT-1.82%

Franklin Resources, Inc.                     600       21,000
-------------------------------------------------------------

LEISURE TIME (PRODUCTS)-2.20%

Mattel, Inc.                               1,900       25,413
-------------------------------------------------------------

MANUFACTURING (DIVERSIFIED)-2.34%

Minnesota Mining and Manufacturing Co.       200       19,013
-------------------------------------------------------------
Tyco International Ltd.                      200        7,988
-------------------------------------------------------------
                                                       27,001
-------------------------------------------------------------

MANUFACTURING (SPECIALIZED)-1.59%

Parker Hannifin Corp.                        400       18,325
-------------------------------------------------------------

OIL & GAS (DRILLING & EQUIPMENT)-6.00%

Diamond Offshore Drilling, Inc.              500       15,875
-------------------------------------------------------------
ENSCO International, Inc.                    800       15,500
-------------------------------------------------------------
Schlumberger Ltd.                            400       24,225
-------------------------------------------------------------
Transocean Offshore, Inc.                    500       13,594
-------------------------------------------------------------
                                                       69,194
-------------------------------------------------------------

OIL (DOMESTIC INTEGRATED)-2.42%

Atlantic Richfield Co.                       300       27,956
-------------------------------------------------------------

OIL (INTERNATIONAL INTEGRATED)-2.51%

Mobil Corp.                                  300       28,950
-------------------------------------------------------------

PAPER & FOREST PRODUCTS-2.28%

International Paper Co.                      500       26,313
-------------------------------------------------------------

PERSONAL CARE-0.84%

Avon Products, Inc.                          300        9,675
-------------------------------------------------------------

                                                     MARKET
                                         SHARES      VALUE
RETAIL (DEPARTMENT STORES)-1.86%

Federated Department Stores, Inc.(a)         300   $   12,806
-------------------------------------------------------------
Saks, Inc.(a)                                500        8,594
-------------------------------------------------------------
                                                       21,400
-------------------------------------------------------------

RETAIL (FOOD CHAINS)-1.57%

Albertson's, Inc.                            500       18,156
-------------------------------------------------------------

SERVICES (DATA PROCESSING)-1.98%

First Data Corp.                             500       22,844
-------------------------------------------------------------

TELECOMMUNICATIONS (LONG
  DISTANCE)-2.03%

AT&T Corp.                                   500       23,375
-------------------------------------------------------------

TELEPHONE-4.46%

Bell Atlantic Corp.                          400       25,975
-------------------------------------------------------------
SBC Communications, Inc.                     500       25,469
-------------------------------------------------------------
                                                       51,444
-------------------------------------------------------------

                                                     MARKET
                                         SHARES      VALUE
TOBACCO-1.75%

Philip Morris Companies, Inc.                800   $   20,150
-------------------------------------------------------------

WASTE MANAGEMENT-1.83%

Waste Management, Inc.                     1,150       21,131
-------------------------------------------------------------
    Total Common Stocks & Other Equity
      Interests (Cost $1,126,359)                   1,041,286
-------------------------------------------------------------

                                        PRINCIPAL
                                         AMOUNT
U.S. GOVERNMENT AGENCY
  SECURITIES-10.06%

FEDERAL HOME LOAN MORTGAGE CORP.
  ("FHLMC")-10.06%

Discount Notes 5.16%, 11/01/99 (Cost
  $116,000)                             $116,000       116,000
==============================================================
TOTAL INVESTMENTS-100.36%                            1,157,286
==============================================================
LIABILITIES LESS OTHER ASSETS-(0.36%)                   (4,179)
==============================================================
NET ASSETS-100.00%                                  $1,153,107
==============================================================

Investment Abbreviation:

ADR - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES

October 31, 1999

ASSETS:

Investments, at market value (cost
  $1,242,359)                               $  1,157,286
--------------------------------------------------------
Cash                                                 656
--------------------------------------------------------
Receivables for:
--------------------------------------------------------
  Dividends and interest                           1,441
--------------------------------------------------------
  Investment for deferred compensation
    plan                                           1,207
--------------------------------------------------------
  Due from advisor                                10,800
--------------------------------------------------------
Other assets                                       6,374
--------------------------------------------------------
    Total assets                               1,177,764
--------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                           14,373
--------------------------------------------------------
  Deferred compensation                            1,207
--------------------------------------------------------
Accrued administrative services fees               4,247
--------------------------------------------------------
Accrued distribution fees                            322
--------------------------------------------------------
Accrued transfer agent fees                           32
--------------------------------------------------------
Accrued operating expenses                         4,476
--------------------------------------------------------
    Total liabilities                             24,657
--------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES
  OUTSTANDING                               $  1,153,107
========================================================

NET ASSETS:

Class A                                     $  1,153,107
========================================================

CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:

  Class A:
    Authorized                               750,000,000
--------------------------------------------------------
    Outstanding                                  122,735
========================================================
Class A:
  Net asset value and redemption price per
    share                                   $       9.40
--------------------------------------------------------
  Offering price per share:
    (Net asset value of $9.40 divided
      by 94.50%)                            $       9.95
========================================================

STATEMENT OF OPERATIONS

For the period June 30, 1999 (date operations commenced) through October 31,
1999

INVESTMENT INCOME:

Dividends                                      $  5,355
-------------------------------------------------------
Interest                                          2,565
-------------------------------------------------------
    Total investment income                       7,920
-------------------------------------------------------

EXPENSES:

Advisory fees                                     2,279
-------------------------------------------------------
Administrative services fees                     16,849
-------------------------------------------------------
Custodian fees                                    2,387
-------------------------------------------------------
Directors' fees                                   1,608
-------------------------------------------------------
Distribution fees -- Class A                      1,330
-------------------------------------------------------
Transfer agent fees -- Class A                      155
-------------------------------------------------------
Registration and filing fees                      2,577
-------------------------------------------------------
Printing fees                                     5,752
-------------------------------------------------------
Professional fees                                 5,004
-------------------------------------------------------
Other                                               115
-------------------------------------------------------
    Total expenses                               38,056
-------------------------------------------------------
Less: Fee waivers and reimbursement             (33,310)
-------------------------------------------------------
    Expenses paid indirectly                       (134)
-------------------------------------------------------
    Net expenses                                  4,612
-------------------------------------------------------
Net investment income                             3,308
-------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FUTURES CONTRACTS:

Net realized gain (loss) from:
    Investment securities                        10,947
-------------------------------------------------------
    Futures contracts                            (2,451)
-------------------------------------------------------
                                                  8,496
-------------------------------------------------------
Change in net unrealized appreciation
  (depreciation) of:
    Investment securities                       (85,073)
-------------------------------------------------------
    Net gain (loss) from investment
      securities and futures contracts          (76,577)
-------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                    $(73,269)
=======================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the period June 30, 1999 (date operations commenced) through October 31,
1999

                                                              OCTOBER 31,
                                                                 1999
                                                              -----------
OPERATIONS:

  Net investment income                                       $    3,308
-------------------------------------------------------------------------
  Net realized gain from investment securities and futures
    contracts                                                      8,496
-------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and futures contracts                  (85,073)
-------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from
      operations                                                 (73,269)
-------------------------------------------------------------------------

Share transactions-net:

  Class A                                                      1,226,376
-------------------------------------------------------------------------
    Net increase in net assets                                 1,153,107
-------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                                 --
-------------------------------------------------------------------------
  End of period                                               $1,153,107
=========================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $1,222,360
-------------------------------------------------------------------------
  Undistributed net investment income                              7,324
-------------------------------------------------------------------------
  Undistributed net realized gain from investment securities
    and futures contracts                                          8,496
-------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities and futures contracts                             (85,073)
-------------------------------------------------------------------------
                                                              $1,153,107
=========================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 1999

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Large Cap Basic Value Fund (the "Fund") is a series portfolio of AIM Equity Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of ten separate portfolios. The Fund currently consists of three different classes of shares:
Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge and are currently available only to employees of A I M Management Group, Inc., AMVESCAP PLC and their affiliates, to any current or retired officer, director or trustee of The AIM Family of Funds and to residents of Texas. Class B shares and Class C shares will be sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital with a secondary objective of current income.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of trading of the New York Stock Exchange ("NYSE").
       Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Securities Transactions, Investment Income and Distributions -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The Fund may elect to use a portion of the proceeds of capital stock redemptions as distributions for Federal income tax purposes. Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.
       On October 31, 1999, undistributed net investment income was increased by $4,016 and paid-in capital decreased by $4,016 as a result of nondeductible expense reclassifications in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the Fund were unaffected by the reclassification discussed above.
C. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
D. Futures Contracts -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged.
E. Expenses -- Distribution expenses and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.60% of the first $1 billion of the Fund's average daily net assets, plus 0.575% over $1 billion to and including $2 billion of the Fund's average daily net assets and 0.55% of the Fund's average daily net assets over $2 billion. During the period June 30, 1999 (date operations commenced) through October 31, 1999, AIM waived fees of $2,279 and reimbursed expenses of $31,031.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. During the period June 30, 1999 (date operations commenced) through October 31, 1999, AIM was paid $16,849 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the period June 30, 1999 (date operations commenced) through October 31, 1999, AFS was paid $76 for such services.
  The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Company has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. During the period June 30, 1999 (date operations commenced) through October 31, 1999, the Class A shares paid AIM Distributors $1,330 as compensation under the Plans.
  During the period June 30, 1999 (date operations commenced) through October 31, 1999, the Fund paid legal fees of $951 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-INDIRECT EXPENSES

During the period June 30, 1999 (date operations commenced) through October 31, 1999, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) and reductions in custodian fees of $3 and $131, respectively, under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $134 during the period June 30, 1999 (date operations commenced) through October 31, 1999.

NOTE 4-DIRECTORS' FEES

Directors' fees represent remuneration paid to directors who are not an "interested person" of AIM. The Company invests directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the period June 30, 1999 (date operations commenced) through October 31, 1999, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the period June 30, 1999 (date operations commenced) through October 31, 1999 was $1,209,659 and $94,251, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 1999 is as follows:

Aggregate unrealized appreciation of
  investment securities                        $  49,862
--------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                         (138,464)
--------------------------------------------------------
Net unrealized depreciation of investment
  securities                                   $ (88,602)
========================================================

Cost of investments for tax purposes is $1,245,888.

NOTE 7-CAPITAL STOCK

Changes in capital stock outstanding during the period June 30, 1999 (date operations commenced) through October 31, 1999 were as follows:

                                                                OCTOBER 31, 1999
                                                              --------------------
                                                              SHARES      AMOUNT
                                                              -------   ----------
Sold:
  Class A                                                     125,927   $1,256,078
----------------------------------------------------------------------------------
Reacquired:
  Class A                                                      (3,192)     (29,702)
----------------------------------------------------------------------------------
                                                              122,735   $1,226,376
==================================================================================

NOTE 8-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A capital stock outstanding during the period June 30, 1999 (date operations commenced) through October 31, 1999.

                                                                CLASS A
                                                              -----------
                                                              OCTOBER 31,
                                                                 1999
                                                              -----------
Net asset value, beginning of period                            $10.00
------------------------------------------------------------    ------
Income from investment operations:
  Net investment income                                           0.03
------------------------------------------------------------    ------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (0.63)
------------------------------------------------------------    ------
      Total from investment operations                           (0.60)
------------------------------------------------------------    ------
Net asset value, end of period                                  $ 9.40
============================================================    ======
Total return(a)                                                  (6.00)%
============================================================    ======
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $1,153
============================================================    ======
Ratio of expenses to average net assets(b)                        1.25%
============================================================    ======
Ratio of net investment income to average net assets(d)           0.87%
============================================================    ======
Portfolio turnover rate                                             10%
============================================================    ======

(a) Does not deduct sales charges and is not annualized for periods less than one year.
(b) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 10.02% (annualized).
(c) Ratios are annualized and based on average net assets of $1,127,371.
(d) After fee waivers and/or expense reimbursements. Ratio of net investment income to average net assets prior to fee waivers and/or expense reimbursements was (7.90)% (annualized).

                       INDEPENDENT AUDITORS' REPORT

                       To the Shareholders and Board of Directors
                       AIM Equity Funds, Inc.:

                       We have audited the accompanying statement of assets and liabilities of AIM Large Cap Basic Value Fund (a portfolio of AIM Equity Funds, Inc.), including the schedule of investments, as of October 31, 1999, the related statement of operations, the statement of changes in net assets, and financial highlights for the period June 30, 1999 (date operations commenced) through October 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.
                         We conducted our audit in accordance with generally
                       accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
                         In our opinion, the financial statements and financial
                       highlights referred to above present fairly, in all material respects, the financial position of AIM Large Cap Basic Value Fund as of October 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for the period June 30, 1999 (date operations commenced) through October 31, 1999 in conformity with generally accepted accounting principles.

                       KPMG LLP

                       December 3, 1999
                       Houston, Texas

BOARD OF DIRECTORS                             OFFICERS                              OFFICE OF THE FUND
Charles T. Bauer                               Charles T. Bauer                      11 Greenway Plaza
Chairman                                       Chairman                              Suite 100
A I M Management Group Inc.                                                          Houston, TX 77046
                                               Robert H. Graham
Bruce L. Crockett                              President                             INVESTMENT ADVISOR
Director
ACE Limited;                                   Carol F. Relihan                      A I M Advisors, Inc.
Formerly Director, President, and              Senior Vice President and Secretary   11 Greenway Plaza
Chief Executive Officer                                                              Suite 100
COMSAT Corporation                             Gary T. Crum                          Houston, TX 77046
                                               Senior Vice President
Owen Daly II                                                                         TRANSFER AGENT
Director                                       Edgar M. Larsen
Cortland Trust Inc.                            Senior Vice President                 A I M Fund Services, Inc.
                                                                                     P.O. Box 4739
Edward K. Dunn Jr.                             Dana R. Sutton                        Houston, TX 77210-4739
Chairman, Mercantile Mortgage Corp.;           Vice President and Treasurer
Formerly Vice Chairman and President,                                                CUSTODIAN
Mercantile-Safe Deposit & Trust Co.; and       Melville B. Cox
President, Mercantile Bankshares               Vice President                        State Street Bank and Trust Company
                                                                                     225 Franklin Street
Jack Fields                                    Mary J. Benson                        Boston, MA 02110
Chief Executive Officer                        Assistant Vice President and
Texana Global, Inc.;                           Assistant Treasurer                   COUNSEL TO THE FUND
Formerly Member
of the U.S. House of Representatives           Sheri Morris                          Ballard Spahr
                                               Assistant Vice President and          Andrews & Ingersoll, LLP
Carl Frischling                                Assistant Treasurer                   1735 Market Street
Partner                                                                              Philadelphia, PA 19103
Kramer, Levin, Naftalis & Frankel LLP          Renee A. Friedli
                                               Assistant Secretary                   COUNSEL TO THE DIRECTORS
Robert H. Graham
President and Chief Executive Officer          P. Michelle Grace                     Kramer, Levin, Naftalis & Frankel LLP
A I M Management Group Inc.                    Assistant Secretary                   919 Third Avenue
                                                                                     New York, NY 10022
Prema Mathai-Davis                             Nancy L. Martin
Chief Executive Officer, YWCA of the U.S.A.;   Assistant Secretary                   DISTRIBUTOR
Commissioner, New York City Dept. for the
Aging; and member of the Board of Directors,   Ofelia M. Mayo                        A I M Distributors, Inc.
Metropolitan Transportation Authority of       Assistant Secretary                   11 Greenway Plaza
New York State                                                                       Suite 100
                                               Lisa A. Moss                          Houston, TX 77046
Lewis F. Pennock                               Assistant Secretary
Attorney                                                                             AUDITORS
                                               Kathleen J. Pflueger
Louis S. Sklar                                 Assistant Secretary                   KPMG LLP
Executive Vice President                                                             700 Louisiana
Hines Interests                                Samuel D. Sirko                       Houston, TX 77002
Limited Partnership                            Assistant Secretary

                                               Stephen I. Winer
                                               Assistant Secretary

THE AIM FAMILY OF FUNDS--Registered Trademark--

GROWTH FUNDS                                 MONEY MARKET FUNDS                       A I M Management Group Inc. has provided
AIM Aggressive Growth Fund(1)                AIM Money Market Fund                    leadership in the mutual fund industry since
AIM Blue Chip Fund                           AIM Tax-Exempt Cash Fund                 1976 and managed approximately $120 billion
AIM Capital Development Fund                                                          in assets for more than 6.4 million
AIM Constellation Fund                       INTERNATIONAL GROWTH FUNDS               shareholders, including individual
AIM Dent Demographic Trends Fund             AIM Advisor International Value Fund     investors, corporate clients and financial
AIM Large Cap Growth Fund                    AIM Asian Growth Fund                    institutions, as of September 30, 1999.
AIM Mid Cap Equity Fund                      AIM Developing Markets Fund                  The AIM Family of Funds--Registered
AIM Mid Cap Growth Fund                      AIM Euroland Growth Fund(4)              Trademark-- is distributed nationwide, and
AIM Mid Cap Opportunities Fund               AIM European Development Fund            AIM today is the 10th-largest mutual fund
AIM Select Growth Fund                       AIM International Equity Fund            complex in the United States in assets under
AIM Small Cap Growth Fund(2)                 AIM Japan Growth Fund                    management, according to Strategic Insight,
AIM Small Cap Opportunities Fund(3)          AIM Latin American Growth Fund           an independent mutual fund monitor.
AIM Value Fund                               AIM New Pacific Growth Fund
AIM Weingarten Fund
                                             GLOBAL GROWTH FUNDS
GROWTH & INCOME FUNDS                        AIM Global Aggressive Growth Fund
AIM Advisor Flex Fund                        AIM Global Growth Fund
AIM Advisor Large Cap Value Fund
AIM Advisor Real Estate Fund                 GLOBAL GROWTH & INCOME FUNDS
AIM Balanced Fund                            AIM Global Growth & Income Fund
AIM Basic Value Fund                         AIM Global Utilities Fund
AIM Charter Fund
                                             GLOBAL INCOME FUNDS
INCOME FUNDS                                 AIM Emerging Markets Debt Fund
AIM Floating Rate Fund                       AIM Global Government Income Fund
AIM High Yield Fund                          AIM Global Income Fund
AIM High Yield Fund II                       AIM Strategic Income Fund
AIM Income Fund
AIM Intermediate Government Fund             THEME FUNDS
AIM Limited Maturity Treasury Fund           AIM Global Consumer Products and Services Fund
                                             AIM Global Financial Services Fund
TAX-FREE INCOME FUNDS                        AIM Global Health Care Fund
AIM High Income Municipal Fund               AIM Global Infrastructure Fund
AIM Municipal Bond Fund                      AIM Global Resources Fund
AIM Tax-Exempt Bond Fund of Connecticut      AIM Global Telecommunications and Technology Fund(5)
AIM Tax-Free Intermediate Fund               AIM Global Trends Fund(6)

(1) AIM Aggressive Growth Fund reopened to new investors on November 16, 1998.
(2) AIM Small Cap Growth Fund closed to new investors on November 8, 1999. (3) AIM Small Cap Opportunities Fund closed to new investors on November 4, 1999.
(4) On September 1, 1999, AIM Europe Growth Fund was renamed AIM Euroland Growth Fund. Previously the fund invested in all size companies in most areas of Europe. The fund now seeks to invest at least 65% of its assets in large-cap companies within countries using the euro as their currency (EMU-member countries). (5) On June 1, 1999, AIM Global Telecommunications Fund was renamed AIM Global Telecommunications and Technology Fund. (6) Effective August 27, 1999, AIM Global Trends Fund was restructured to operate as a traditional mutual fund. Before that date, the fund operated as a fund of funds. For more complete information about any AIM fund(s), including sales charges and expenses, ask your financial advisor or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money. If used as sales material after January 20, 2000, this report must be accompanied by a current Quarterly Review of Performance for AIM Funds.

                                                         [AIM LOGO APPEARS HERE]

                                                          INVEST WITH DISCIPLINE
                                                        --Registered Trademark--


A I M Distributors, Inc.                                               LCBV-AR-1